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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 30, 2009

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                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)



            Delaware                      0-15284              95-4053296
 (State or other jurisdiction of   (Commission File No.)     (IRS Employee
 incorporation or organization)                             Identification No.)

                       8228 Sunset Boulevard, Third Floor
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

         This Form 8-K and other reports filed by National Lampoon, Inc. from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or to our management identify forward looking statements. Such statements reflect the current view of management with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         On March 30, 2009, the Los Angeles Business Journal published an article about our Chief Executive Officer, Timothy S. Durham. A copy of the article is attached to this Current Report.

         The article described possible future plans for our business, including making wide release commercial films or licensing the name to a restaurant chain to build "Animal House" themed sports bars and grills around the country. We do not currently have commitments for either of these ventures.

Item 9.01         Financial Statements and Exhibits

                  Exhibit 99 Interview with Timothy S. Durham published in the Los Angeles Business Jounal on March 30, 2009


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 1, 2009

                                            NATIONAL LAMPOON, INC.


                                            By:/s/ Timothy S. Durham
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                                               Timothy S. Durham
                                               Interim Chief Executive Officer